Exhibit 10.2
ANNEX A
IRREVOCABLE PROXY
     The undersigned Stockholder of Innovive Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby irrevocably appoints and constitutes the members of the Board of Directors of CytRx Corporation, a Delaware corporation (“CytRx”), and each of them (the “Proxyholders”), the proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to the shares of common stock of the Company beneficially owned by the undersigned as of the date here, together with any other shares of common stock of the Company acquired by Stockholder after the date hereof and prior to the date this proxy terminates (collectively, the “Shares”), to vote the Shares for the following limited, and for no other, purposes:
     1. In favor of adoption of the Agreement and Plan of Merger, dated as of June 6, 2008, by and among CytRx, CytRx Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of CytRx (“Merger Subsidiary”), and the Company, as the same may be amended from time to time, and approval of the transactions contemplated by the Merger Agreement; and
     2. Against (A) any action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement, (B) any Acquisition Proposal (as such term is defined in the Merger Agreement) and (C) any agreement (including, without limitation, any amendment of any agreement), amendment of the Company’s charter documents or other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the Merger.
     The Proxyholders may not exercise this proxy on any other matter. The undersigned Stockholder may vote the Shares on all such other matters.
     The proxies named above are empowered at any time prior to termination of this proxy to exercise all voting rights (including the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Company shareholders, and in every written consent in lieu of such meeting, or otherwise.
     The proxy granted by the Stockholder to the Proxyholders is hereby granted as of the date hereof in connection with the obligations of the Stockholder set forth in the Support Agreement, dated as of June 6, 2008, among CytRx, Merger Subsidiary and the Stockholder (the “Support Agreement”), and is irrevocable and coupled with an interest in such obligations and in the interests in the Company to be purchased and sold pursuant to the Merger Agreement. This proxy will automatically terminate upon the termination of the Support Agreement in accordance with its terms.

A-1

     Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms.
     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned hereby authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of Stockholders of the Company.
     This proxy is irrevocable and shall survive the incapacity or death of the undersigned.
Dated: June 6, 2008

/s/ J. Jay Lobell
J. Jay Lobell

THE UNDERSIGNED, SPOUSE OF THE SHAREHOLDER, HEREBY EXPRESSLY APPROVES AND AGREES TO BE BOUND BY THE PROVISIONS OF THIS PROXY, AND HEREBY AGREES NOT TO DEVISE OR BEQUEATH WHATEVER COMMUNITY PROPERTY INTEREST OR QUASI-COMMUNITY PROPERTY INTEREST THE UNDERSIGNED MAY HAVE IN THE SHARES IN CONTRAVENTION OF THE TERMS OF THIS PROXY.

/s/ Beverly Lobell
Beverly Lobell (spouse of
J. Jay Lobell

A-2

ANNEX B
OWNERSHIP OF SHARES
The 173,200 shares beneficially owned by Mr. Lobell include 530 shares issuable upon the exercise of warrants to purchase common stock and 10,000 shares issuable upon the exercise of options to purchase common stock.

B - 1

ANNEX A
IRREVOCABLE PROXY
     The undersigned Stockholder of Innovive Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby irrevocably appoints and constitutes the members of the Board of Directors of CytRx Corporation, a Delaware corporation (“CytRx”), and each of them (the “Proxyholders”), the proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to the shares of common stock of the Company beneficially owned by the undersigned as of the date here, together with any other shares of common stock of the Company acquired by Stockholder after the date hereof and prior to the date this proxy terminates (collectively, the “Shares”), to vote the Shares for the following limited, and for no other, purposes:
     1. In favor of adoption of the Agreement and Plan of Merger, dated as of June 6, 2008, by and among CytRx, CytRx Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of CytRx (“Merger Subsidiary”), and the Company, as the same may be amended from time to time, and approval of the transactions contemplated by the Merger Agreement; and
     2. Against (A) any action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement, (B) any Acquisition Proposal (as such term is defined in the Merger Agreement) and (C) any agreement (including, without limitation, any amendment of any agreement), amendment of the Company’s charter documents or other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the Merger.
     The Proxyholders may not exercise this proxy on any other matter. The undersigned Stockholder may vote the Shares on all such other matters.
     The proxies named above are empowered at any time prior to termination of this proxy to exercise all voting rights (including the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Company shareholders, and in every written consent in lieu of such meeting, or otherwise.
     The proxy granted by the Stockholder to the Proxyholders is hereby granted as of the date hereof in connection with the obligations of the Stockholder set forth in the Support Agreement, dated as of June 6, 2008, among CytRx, Merger Subsidiary and the Stockholder (the “Support Agreement”), and is irrevocable and coupled with an interest in such obligations and in the interests in the Company to be purchased and sold pursuant to the Merger Agreement. This proxy will automatically terminate upon the termination of the Support Agreement in accordance with its terms.

A-1

     Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms.
     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned hereby authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of Stockholders of the Company.
     This proxy is irrevocable and shall survive the incapacity or death of the undersigned.
Dated: June 6, 2008

/s/ Steven Kelly
Steven Kelly

THE UNDERSIGNED, SPOUSE OF THE SHAREHOLDER, HEREBY EXPRESSLY APPROVES AND AGREES TO BE BOUND BY THE PROVISIONS OF THIS PROXY, AND HEREBY AGREES NOT TO DEVISE OR BEQUEATH WHATEVER COMMUNITY PROPERTY INTEREST OR QUASI-COMMUNITY PROPERTY INTEREST THE UNDERSIGNED MAY HAVE IN THE SHARES IN CONTRAVENTION OF THE TERMS OF THIS PROXY.

(spouse
of )

A-2

ANNEX B
OWNERSHIP OF SHARES
     The 314,301 shares beneficially owned by Mr. Kelly include 156,301 shares issuable upon the exercise of options to purchase common stock.

B - 1

ANNEX A
IRREVOCABLE PROXY
     The undersigned Stockholder of Innovive Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby irrevocably appoints and constitutes the members of the Board of Directors of CytRx Corporation, a Delaware corporation (“CytRx”), and each of them (the “Proxyholders”), the proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to the shares of common stock of the Company beneficially owned by the undersigned as of the date here, together with any other shares of common stock of the Company acquired by Stockholder after the date hereof and prior to the date this proxy terminates (collectively, the “Shares”), to vote the Shares for the following limited, and for no other, purposes:
     1. In favor of adoption of the Agreement and Plan of Merger, dated as of June 6, 2008, by and among CytRx, CytRx Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of CytRx (“Merger Subsidiary”), and the Company, as the same may be amended from time to time, and approval of the transactions contemplated by the Merger Agreement; and
     2. Against (A) any action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement, (B) any Acquisition Proposal (as such term is defined in the Merger Agreement) and (C) any agreement (including, without limitation, any amendment of any agreement), amendment of the Company’s charter documents or other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the Merger.
     The Proxyholders may not exercise this proxy on any other matter. The undersigned Stockholder may vote the Shares on all such other matters.
     The proxies named above are empowered at any time prior to termination of this proxy to exercise all voting rights (including the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Company shareholders, and in every written consent in lieu of such meeting, or otherwise.
     The proxy granted by the Stockholder to the Proxyholders is hereby granted as of the date hereof in connection with the obligations of the Stockholder set forth in the Support Agreement, dated as of June 6, 2008, among CytRx, Merger Subsidiary and the Stockholder (the “Support Agreement”), and is irrevocable and coupled with an interest in such obligations and in the interests in the Company to be purchased and sold pursuant to the Merger Agreement. This proxy will automatically terminate upon the termination of the Support Agreement in accordance with its terms.
     Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms.

A-1

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned hereby authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of stockholders of the Company.
     This proxy is irrevocable and shall survive the incapacity or death of the undersigned.
Dated: June 6, 2008
THE LINDSAY A. ROSENWALD 2000
IRREVOCABLE TRUST DATED MAY 24, 2000
(DELAWARE)

By: Name:	/s/ Lester Lipschutz Lester Lipschutz
Title:	Trustee

A-2

ANNEX A
IRREVOCABLE PROXY
     The undersigned Stockholder of Innovive Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby irrevocably appoints and constitutes the members of the Board of Directors of CytRx Corporation, a Delaware corporation (“CytRx”), and each of them (the “Proxyholders”), the proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to the shares of common stock of the Company beneficially owned by the undersigned as of the date here, together with any other shares of common stock of the Company acquired by Stockholder after the date hereof and prior to the date this proxy terminates (collectively, the “Shares”), to vote the Shares for the following limited, and for no other, purposes:
     1. In favor of adoption of the Agreement and Plan of Merger, dated as of June 6, 2008, by and among CytRx, CytRx Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of CytRx (“Merger Subsidiary”), and the Company, as the same may be amended from time to time, and approval of the transactions contemplated by the Merger Agreement; and
     2. Against (A) any action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement, (B) any Acquisition Proposal (as such term is defined in the Merger Agreement) and (C) any agreement (including, without limitation, any amendment of any agreement), amendment of the Company’s charter documents or other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the Merger.
     The Proxyholders may not exercise this proxy on any other matter. The undersigned Stockholder may vote the Shares on all such other matters.
     The proxies named above are empowered at any time prior to termination of this proxy to exercise all voting rights (including the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Company shareholders, and in every written consent in lieu of such meeting, or otherwise.
     The proxy granted by the Stockholder to the Proxyholders is hereby granted as of the date hereof in connection with the obligations of the Stockholder set forth in the Support Agreement, dated as of June 6, 2008, among CytRx, Merger Subsidiary and the Stockholder (the “Support Agreement”), and is irrevocable and coupled with an interest in such obligations and in the interests in the Company to be purchased and sold pursuant to the Merger Agreement. This proxy will automatically terminate upon the termination of the Support Agreement in accordance with its terms.

A-1

     Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms.
     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned hereby authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of Stockholders of the Company.
     This proxy is irrevocable and shall survive the incapacity or death of the undersigned.
Dated: June 6, 2008

/s/ Lindsay A. Rosenwald
Lindsay A. Rosenwald

THE UNDERSIGNED, SPOUSE OF THE SHAREHOLDER, HEREBY EXPRESSLY APPROVES AND AGREES TO BE BOUND BY THE PROVISIONS OF THIS PROXY, AND HEREBY AGREES NOT TO DEVISE OR BEQUEATH WHATEVER COMMUNITY PROPERTY INTEREST OR QUASI-COMMUNITY PROPERTY INTEREST THE UNDERSIGNED MAY HAVE IN THE SHARES IN CONTRAVENTION OF THE TERMS OF THIS PROXY.

/s/ Rivki Rosenwald
Rivki Rosenwald (spouse of
Lindsay Rosenwald

A-2

ANNEX B
OWNERSHIP OF SHARES
The 1,627,774 shares beneficially owned by Dr. Rosenwald include 1,028,634 shares held by Paramount Biosciences LLC, of which Dr. Rosenwald is the sole member, and 265,215 shares issuable upon the exercise of warrants to purchase common stock.

B - 1

ANNEX A
IRREVOCABLE PROXY
     The undersigned Stockholder of Innovive Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby irrevocably appoints and constitutes the members of the Board of Directors of CytRx Corporation, a Delaware corporation (“CytRx”), and each of them (the “Proxyholders”), the proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to the shares of common stock of the Company beneficially owned by the undersigned as of the date here, together with any other shares of common stock of the Company acquired by Stockholder after the date hereof and prior to the date this proxy terminates (collectively, the “Shares”), to vote the Shares for the following limited, and for no other, purposes:
     1. In favor of adoption of the Agreement and Plan of Merger, dated as of June 6, 2008, by and among CytRx, CytRx Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of CytRx (“Merger Subsidiary”), and the Company, as the same may be amended from time to time, and approval of the transactions contemplated by the Merger Agreement; and
     2. Against (A) any action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement, (B) any Acquisition Proposal (as such term is defined in the Merger Agreement) and (C) any agreement (including, without limitation, any amendment of any agreement), amendment of the Company’s charter documents or other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the Merger.
     The Proxyholders may not exercise this proxy on any other matter. The undersigned Stockholder may vote the Shares on all such other matters.
     The proxies named above are empowered at any time prior to termination of this proxy to exercise all voting rights (including the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Company shareholders, and in every written consent in lieu of such meeting, or otherwise.
     The proxy granted by the Stockholder to the Proxyholders is hereby granted as of the date hereof in connection with the obligations of the Stockholder set forth in the Support Agreement, dated as of June 6, 2008, among CytRx, Merger Subsidiary and the Stockholder (the “Support Agreement”), and is irrevocable and coupled with an interest in such obligations and in the interests in the Company to be purchased and sold pursuant to the Merger Agreement. This proxy will automatically terminate upon the termination of the Support Agreement in accordance with its terms.

A-1

     Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms.
     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned hereby authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of Stockholders of the Company.
     This proxy is irrevocable and shall survive the incapacity or death of the undersigned.
Dated: June 6, 2008

/s/ Eric Poma
Eric Poma

THE UNDERSIGNED, SPOUSE OF THE SHAREHOLDER, HEREBY EXPRESSLY APPROVES AND AGREES TO BE BOUND BY THE PROVISIONS OF THIS PROXY, AND HEREBY AGREES NOT TO DEVISE OR BEQUEATH WHATEVER COMMUNITY PROPERTY INTEREST OR QUASI-COMMUNITY PROPERTY INTEREST THE UNDERSIGNED MAY HAVE IN THE SHARES IN CONTRAVENTION OF THE TERMS OF THIS PROXY.

(spouse
of )

A-2

ANNEX B
OWNERSHIP OF SHARES
The 83,160 shares beneficially owned by Mr. Poma include 20,000 shares issuable upon the exercise of options to purchase common stock

B - 1

ANNEX A
IRREVOCABLE PROXY
     The undersigned Stockholder of Innovive Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby irrevocably appoints and constitutes the members of the Board of Directors of CytRx Corporation, a Delaware corporation (“CytRx”), and each of them (the “Proxyholders”), the proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to the shares of common stock of the Company beneficially owned by the undersigned as of the date here, together with any other shares of common stock of the Company acquired by Stockholder after the date hereof and prior to the date this proxy terminates (collectively, the “Shares”), to vote the Shares for the following limited, and for no other, purposes:
     1. In favor of adoption of the Agreement and Plan of Merger, dated as of June 6, 2008, by and among CytRx, CytRx Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of CytRx (“Merger Subsidiary”), and the Company, as the same may be amended from time to time, and approval of the transactions contemplated by the Merger Agreement; and
     2. Against (A) any action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement, (B) any Acquisition Proposal (as such term is defined in the Merger Agreement) and (C) any agreement (including, without limitation, any amendment of any agreement), amendment of the Company’s charter documents or other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the Merger.
     The Proxyholders may not exercise this proxy on any other matter. The undersigned Stockholder may vote the Shares on all such other matters.
     The proxies named above are empowered at any time prior to termination of this proxy to exercise all voting rights (including the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Company shareholders, and in every written consent in lieu of such meeting, or otherwise.
     The proxy granted by the Stockholder to the Proxyholders is hereby granted as of the date hereof in connection with the obligations of the Stockholder set forth in the Support Agreement, dated as of June 6, 2008, among CytRx, Merger Subsidiary and the Stockholder (the “Support Agreement”), and is irrevocable and coupled with an interest in such obligations and in the interests in the Company to be purchased and sold pursuant to the Merger Agreement. This proxy will automatically terminate upon the termination of the Support Agreement in accordance with its terms.

A-1

     Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms.
     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned hereby authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of Stockholders of the Company.
     This proxy is irrevocable and shall survive the incapacity or death of the undersigned.
Dated: June 6, 2008

/s/ Neil Herskowitz
Neil Herskowitz

THE UNDERSIGNED, SPOUSE OF THE SHAREHOLDER, HEREBY EXPRESSLY APPROVES AND AGREES TO BE BOUND BY THE PROVISIONS OF THIS PROXY, AND HEREBY AGREES NOT TO DEVISE OR BEQUEATH WHATEVER COMMUNITY PROPERTY INTEREST OR QUASI-COMMUNITY PROPERTY INTEREST THE UNDERSIGNED MAY HAVE IN THE SHARES IN CONTRAVENTION OF THE TERMS OF THIS PROXY.

(spouse
of )

A-2

ANNEX B
OWNERSHIP OF SHARES
The 63,043 shares beneficially owned by Mr. Herskowitz include (1) 52,127 shares of common stock owned by a limited liability company of which Mr. Herskowitz is the manager and an equity owner, (2) 916 shares issuable upon the exercise of warrants to purchase common stock, all of which are owned by the limited liability company and (3) 10,000 shares issuable upon the exercise of options to purchase common stock.

B - 1

ANNEX A
IRREVOCABLE PROXY
     The undersigned Stockholder of Innovive Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby irrevocably appoints and constitutes the members of the Board of Directors of CytRx Corporation, a Delaware corporation (“CytRx”), and each of them (the “Proxyholders”), the proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to the shares of common stock of the Company beneficially owned by the undersigned as of the date here, together with any other shares of common stock of the Company acquired by Stockholder after the date hereof and prior to the date this proxy terminates (collectively, the “Shares”), to vote the Shares for the following limited, and for no other, purposes:
     1. In favor of adoption of the Agreement and Plan of Merger, dated as of June 6, 2008, by and among CytRx, CytRx Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of CytRx (“Merger Subsidiary”), and the Company, as the same may be amended from time to time, and approval of the transactions contemplated by the Merger Agreement; and
     2. Against (A) any action or agreement (including, without limitation, any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement, (B) any Acquisition Proposal (as such term is defined in the Merger Agreement) and (C) any agreement (including, without limitation, any amendment of any agreement), amendment of the Company’s charter documents or other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the Merger.
     The Proxyholders may not exercise this proxy on any other matter. The undersigned Stockholder may vote the Shares on all such other matters.
     The proxies named above are empowered at any time prior to termination of this proxy to exercise all voting rights (including the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Company shareholders, and in every written consent in lieu of such meeting, or otherwise.
     The proxy granted by the Stockholder to the Proxyholders is hereby granted as of the date hereof in connection with the obligations of the Stockholder set forth in the Support Agreement, dated as of June 6, 2008, among CytRx, Merger Subsidiary and the Stockholder (the “Support Agreement”), and is irrevocable and coupled with an interest in such obligations and in the interests in the Company to be purchased and sold pursuant to the Merger Agreement. This proxy will automatically terminate upon the termination of the Support Agreement in accordance with its terms.

A-1

     Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms.
     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned hereby authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of Stockholders of the Company.
     This proxy is irrevocable and shall survive the incapacity or death of the undersigned.
Dated: June 6, 2008

/s/ Angelo De Caro
Angelo De Caro

THE UNDERSIGNED, SPOUSE OF THE SHAREHOLDER, HEREBY EXPRESSLY APPROVES AND AGREES TO BE BOUND BY THE PROVISIONS OF THIS PROXY, AND HEREBY AGREES NOT TO DEVISE OR BEQUEATH WHATEVER COMMUNITY PROPERTY INTEREST OR QUASI-COMMUNITY PROPERTY INTEREST THE UNDERSIGNED MAY HAVE IN THE SHARES IN CONTRAVENTION OF THE TERMS OF THIS PROXY.

(spouse
of )

A-2

ANNEX B
OWNERSHIP OF SHARES
The 30,000 shares beneficially owned by Mr. De Caro include 10,000 shares issuable upon the exercise of options to purchase common stock.

B - 1